PROXY STATEMENT

            PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                         OF 1934 (Amendment No. ______)

Filed by the Registrant [ X ]
Filed by a Party other than the  Registrant  Check the appropriate box: [  ]

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2)
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2).
[   ] $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
       14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                         ACCELR8 TECHNOLOGY CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2000

     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the shareholders (the "Shareholders") of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), will be held at 10:00 a.m. on July 31, 2000, at the Four Point Sheraton Hotel at 600 South Colorado Boulevard, Denver, Colorado 80246, and any adjournments or postponements thereof for the following purposes:

     1. To elect the following three (3) persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Thomas V. Geimer, David C. Wilhelm and A. Alexander Arnold III.


     2 To ratify the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending July 31, 2000; and

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on June 23, 2000, shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting in person.


                                      By Order of the Board of Directors



                                      Thomas V. Geimer, Chairman of the Board


June 29, 2000
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                         ACCELR8 TECHNOLOGY CORPORATION
                     303 East Seventeenth Avenue, Suite 108
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                               Dated June 29, 2000

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 31, 2000

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Annual Meeting of the Shareholders to be held at 10:00 a.m. on July 31, 2000, at the Four Point Sheraton Hotel at 600 South Colorado Boulevard, Denver, Colorado 80246, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about June 30, 2000.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on June 23, 2000, (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, no par value, of the Company held by them on such date at the Annual Meeting or any and all adjournments thereof. As of the Record Date, 7,764,617 shares of Common Stock were outstanding. Of the total number of shares of Common Stock outstanding, 6,635,507 are entitled to vote. There was no other class of voting securities outstanding as of the Record Date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Annual Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of 33% of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to elect each of the three nominees for directors of the Company and (ii) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to ratify the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending July 31, 2000.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the election of the three nominees for directors of the Company and "FOR" the ratification of the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending July 31, 2000 and as recommended by the Board of Directors with regard to any other matters or, if no such recommendation is given, in their own discretion. The Company's executive officers, directors and key employees have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 16.79% as of June 23, 2000, of the outstanding shares of Common Stock, in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Annual Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Annual Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     Representatives from Levine Hughes & Mithuen Inc. are expected to attend the Annual Meeting. As a result, the Company anticipates that a representative from Levine Hughes & Mithuen Inc. will be available to make a statement or respond to any questions at the Annual Meeting.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.







               (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.)

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

--------------------------------------------------------------------------------
Name and Address                       Shares Beneficially Owned
of Beneficial Owner                   Number              Percent
--------------------------------------------------------------------------------
Thomas V. Geimer(1), (2)                 340,300            4.38%

--------------------------------------------------------------------------------
Harry J. Fleury(1), (3)                  213,750            2.75%

--------------------------------------------------------------------------------
Timothy Fitzpatrick(1), (4)              115,000            1.48%

--------------------------------------------------------------------------------
Dr. Franz Huber(1),(5)                   100,000            1.29%

--------------------------------------------------------------------------------
A. Alexander Arnold III(6)             1,016,000           13.08%
845 Third Ave., 6th Flr
New York, NY  10021

--------------------------------------------------------------------------------
David C. Wilhelm(8)                      301,300            3.88%
333 Logan St. Suite 100
Denver, CO 80203

--------------------------------------------------------------------------------
Executive Officers and Directors       1,871,350           24.10%
as a Group (4 persons)
--------------------------------------------------------------------------------
-----------------
(1) The address for Messrs. Geimer, Fleury, Fitzpatrick, and Huber is 303 E. 17th Ave., #108, Denver, CO 80203.
(2) Does not include 1,129,110 shares which were purchased by Mr. Geimer upon exercise of warrants and options. Mr. Geimer exercised these options and warrants on October 14, 1997, and simultaneously contributed the shares acquired to a Rabbi Trust. Includes 300,000 shares which may be purchased by Mr. Geimer upon exercise of options.
(3) Includes 120,000 shares which may be purchased by Mr. Fleury upon exercise of options.
(4) Includes 115,000 shares which may be purchased by Mr. Fitzpatrick upon exercise of options.
(5) Includes 98,000 shares which may be acquired by Mr. Huber upon exercise of options.
(6) Includes 800,000 shares held by four trusts. Mr. Arnold merely serves as trustee for each of those trusts but is not a beneficiary of and has no pecuniary interest in any of those trusts. Also includes 141,000 shares held in investment advisory accounts for which Mr. Arnold serves as the investment advisor. Also includes 75,000 shares, which may be purchased by Mr. Arnold upon exercise of options.
(7) Includes 162,225 shares held by the Jean C. Wilhelm Trust, of which Mr. Wilhelm and his children are the lifetime beneficiaries, 64,075 shares held by Jean J. Emery, who is the wife of Mr. Wilhelm, and 75,000 shares which may be purchased by Mr. Wilhelm upon exercise of options.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors currently consists of three members, each of whom is proposed for re-election at the Annual Meeting.

     The Board of Directors maintains a Compensation Committee and an Audit Committee. The Compensation Committee is comprised of Messrs. Arnold and Wilhelm, the Company's independent, non-management directors. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plans. The Audit Committee is comprised of Messrs. Arnold and Wilhelm. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. Since July 31, 1999, the Audit Committee has held four (4) meetings, and one member of the Audit Committee has met separately with the Company's former auditors. The Compensation Committee has held no meetings since July 31, 1999.

     The Audit Committee has reviewed and discussed with management the audited financial statements for the Company's fiscal year ended July 31, 1999. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented. The Audit Committee has not received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, but has discussed with the independent accountants the independent accountants' independence.

     Based on the review and discussion referred to in the immediately foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended July 31, 1999, be included in the Company's annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     As noted above, the members of the Audit Committee are David C. Wilhelm and
A. Alexander Arnold III, both of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as applicable and as may be modified or supplemented.

     Effective as of June 9, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee, a copy of which is appended to this Proxy Statement.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company in the three fiscal years ended July 31, 1999, of Thomas V. Geimer and Harry J. Fleury, who are the Company's most highly compensated executive officers, and Timothy Fitzpatrick, a key employee of the Company.

                                                                                                  Long Term
                                         Annual Compensation                                     Compensation
                                 ----------------------------------                              ------------
                                                                             Other                 Securities
Name and                         Fiscal                                      Annual                Underlying
Principal Position               Year          Salary         Bonus          Compensation          Options
------------------               ----          ------         -----          ------------          -------
Thomas V.  Geimer                1999          $100,000     $  75,000(1)       $ 8,593(2)            100,000(3)
  Chief Executive Officer        1998          $100,000     $  75,000(1)       $ 6,324(2)            100,000(4)
  and Chief Financial            1997         $  89,423     $  75,000(1)       $ 3,000(2)                   --
  Officer

Harry J. Fleury                  1999         $  64,760     $  14,708(5)      $       --              50,000(6)
  President                      1998         $  75,000     $  47,570(5)      $       --                    --
                                 1997         $  69,076    $    6,025(5)      $       --                    --

Timothy Fitzpatrick              1999         $  65,000     $  99,156(7)      $       --              50,000(6)
  Vice President                 1998         $  65,000      $166,422(7)      $       --                    --
  Sales and Marketing            1997         $  62,885     $  40,443(7)      $       --                    --

-------------------
(1) Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $75,000 of which vested during each of the fiscal years ended July 31, 1997, 1998 and 1999.
(2)  Represents reimbursement of premium on life insurance.
(3) Represents stock options to purchase 100,000 shares at an exercise price of $2.50 per share.
(4) Represents stock options to purchase 100,000 shares at an exercise price of $12.00 per share.
(5) Includes sales commissions earned by Mr. Fleury on revenues from certain international sales.
(6) Represents stock options to purchase 50,000 shares at an exercise price of $2.50 per share, 10,000 of which vested as of July 31, 1999 and 10,000 of which will vest on each of July 31, 2000, 2001, 2002 and 2003.
(7) Represents sales commissions earned by Mr. Fitzpatrick on revenues from certain domestic sales.

     Option Values. The following table provides certain information concerning the fiscal year end value of unexercised options held by Mr. Fleury, Mr. Geimer and Mr. Fitzpatrick.

                                  Aggregated Option Exercises in 1999 Fiscal Year
                                         and Fiscal Year End Option Values

                           Shares                           Number of Unexercised       Value of Unexercised
                           Acquired on      Value           Options at Fiscal Year      In-the-Money Options
Name                       Exercise         Realized        End                         at Fiscal Year End(1)
----                       --------         --------        -----------------------     ----------------------
                                                            Exer-           Unexer-     Exer-          Unexer-
                                                            cisable         cisable     cisable        cisable
                                                            -------         -------     -------        -------
Harry J. Fleury                 0               0          110,000            40,000       $180,000        0

Thomas V.  Geimer               0               0          200,000                 0       $      0        0

Timothy Fitzpatrick             0               0          105,000            40,000       $171,000        0

---------------------

(1) Value calculated by determining the difference between the closing sales price on July 31, 1999, of $2.16 per share and the exercise price of the options. Fair market value was not discounted for restricted nature of any stock purchased on exercise of these options.

Employment Agreements

     The Company has entered into employment agreements with Thomas V. Geimer, Harry J. Fleury, James Godkin, and Franz Huber. Mr. Geimer's employment agreement is for a two year term, is automatically renewable for one year increments, and provides for a yearly salary of $100,000 per year with deferred compensation of $75,000 per year. Mr. Geimer's agreement also contains provisions under which the Company will be obligated to pay Mr. Geimer five times his annual salary and deferred compensation in the amount of $50,000 (i.e., an aggregate of $750,000) if a change of control as defined in the agreement occurs. The two year employment agreements for Messrs. Fleury, Godkin, and Huber are automatically renewable for one year increments, and provide for annual salary payments of $75,000, $58,000, and $80,000, respectively. The employment agreements also provide for annual bonuses in the discretion of the Company, and Mr. Fleury will be paid commissions relating to the generation of foreign sales of the Company's products and services. The agreements for Messrs. Fleury, Godkin, and Huber also contain provisions under which the Company will be obligated to pay them two times their annual salary in the event that change of control as defined in their agreements occurs.

Compensation Pursuant to Plans

     Employee Retirement Plan. During fiscal year 1996, the Company established a SARSEP-IRA employee pension plan that covers substantially all full-time employees. Under the plan, employees have the option to contribute up to the lesser of 15% of their compensation or $10,000. The Company may make discretionary contributions to the plan based on recommendations from the Board of Directors. The Company made no contribution for the fiscal years ended July 31, 1998 or 1999.

     Deferred Compensation Plan. In January 1996, the Company established a deferred compensation plan for the Company's employees. The Company may make discretionary contributions to the plan based upon recommendations from the Board of Directors. For each of the fiscal years ended July 31, 1998 and 1999, the Company contributed $75,000 to the plan.

     Options. The Company currently has outstanding an aggregate of 335,000 options issued to employees of the Company pursuant to the Company's 1987 non-qualified stock option plan (the "1987 Plan"). The 335,000 options are exercisable at a price of $0.36 per share. The Company's Board of Directors during the 1994 fiscal year adopted a resolution providing that for so long as a recipient of an option grant remains in the employ of the Company, the options held will not expire and if the recipient's employment is terminated, the holder will have up to 90 days after termination to exercise any vested but previously unexercised options. In 1997, the Board of Directors passed a further resolution clarifying that upon the death of an optionee, an unexercised option will remain exercisable for a period of one year by, and only by, the person to whom the optionee's rights have passed by will or by the laws of descent and distribution. All options previously granted are administered by the Company's Board of Directors. The options provide for adjustment of the number of shares issuable in the case of stock dividends or stock splits or combinations and adjustments in the case of recapitalization, merger or sale of assets.

     On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options to acquire 1,140,000 shares of the Company's common stock at an exercise price of $0.24 per share. Under the terms of the Rabbi Trust the shares will be held in the trust, and carried as shares held for employee benefit by the Company. The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board of Directors determines otherwise.

The 1996 Stock Option Plans.

     The Board of Directors of the Company has adopted an incentive stock option plan (the "Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 700,000 shares of the Company's Common Stock. The purpose of the Qualified Plan is to make options available to management and employees of the Company in order to provide them with a more direct stake in the future of the Company and to encourage them to remain with the Company. The Qualified Plan provides for the granting to management and employees of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code").

     The Board of Directors of the Company has adopted a non-qualified stock option plan (the "Non-Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock. The purpose of the Non-Qualified Plan is to provide certain key employees, independent contractors, technical advisors and directors of the Company with options in order to provide additional rewards and incentives for contributing to the success of the Company. These options are not incentive stock options within the meaning of Section 422 of the Code.

     The Qualified Plan and the Non-Qualified Plan (the "Stock Option Plans") will be administered by a committee (the "Committee") appointed by the Board of Directors which determines the persons to be granted options under the Stock Option Plans and the number of shares subject to each option. No options granted under the Stock Option Plans will be transferable by the optionee other than by will or the laws of descent and distribution and each option will be exercisable, during the lifetime of the optionee, only by such optionee. Any options granted to an employee will terminate upon his ceasing to be an employee, except in limited circumstances, including death of the employee, and where the Committee deems it to be in the Company's best interests not to terminate the options.

     The exercise price of all incentive stock options granted under the Qualified Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Qualified Plan. The exercise price may be paid in cash or (if the Qualified Plan shall meet the requirements of rules adopted under the Securities Exchange Act of 1934) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant.

     The Stock Option Plans were approved by the Company's shareholders at a Special Shareholders Meeting held on November 8, 1996. As of July 31, 1999, 25,000 options, exercisable at $7.25 per share of Common Stock plus an additional 25,000 options exercisable at $2.50 per share of Common Stock, had been issued to each of Messrs. Wilhelm and Arnold pursuant to the Non-Qualified Plan. As of July 31, 1999, a total of 470,000 options exercisable at $2.50 to $23.50 per share of Common Stock had been issued to employees pursuant to the Qualified Plan.

                              CERTAIN TRANSACTIONS

     During fiscal year 1996, the Company established a deferred compensation plan for the Company's employees. The Company may make discretionary contributions to the plan based on recommendations from the Board of Directors. As of July 31, 1999, the deferred compensation agreement was funded in the amount of $300,000 for Thomas V. Geimer, and Mr. Geimer was vested in $300,000 of this amount.

     There were no other transactions or series of transactions for the fiscal year ended July 31, 1999, nor are there any currently proposed transactions, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and verbal representations that no other reports were required to be filed during the fiscal year ended July 31, 1999, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were met except that: (i) David Wilhelm, a director of the Company, failed to file a Form 4 in 1999 to report the purchase of shares in the open market, which will be reported in an appropriate filing with the Securities and Exchange Commission, and (ii) A. Alexander Arnold III, a director of the Company, failed to file a Form 4 in 1999 to report the purchase of shares in the open market, which will be reported in an appropriate filing with the Securities and Exchange Commission.

                                INDEMNIFICATION

     The Company and three of its officers are defendants in an action brought by the United States Securities and Exchange Commission. The Company has assumed the cost of defending this action on its own behalf and on behalf of Messrs. Geimer, Fleury, and Godkin under the indemnification provisions of the Colorado Business Corporation Act. Further, the Company's directors have been sued by a shareholder of the Company alleging, among other things, various breaches of fiduciary duty, and the Comany has also assumed the cost of defending this action under the indemnification provisions of the Colorado Business Corporation Act.

                                   PROPOSAL 1

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Bylaws of the Company shall be not less than three (3) nor more than seven (7).

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the Company's Board of Directors. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

     Thomas V. Geimer (age 53) has been the Chairman of the Board of Directors and a director of the Company since 1984. He currently serves as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Geimer is responsible for development of the Company's business strategy, day to day operations, accounting and finance functions and federal government sales relationships. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm.

     David C. Wilhelm (age 81) has been a director of the Company since June 1988. For the past 30 years, Mr. Wilhelm has been President of Wilhelm Co., an agribusiness company located in Denver, Colorado, which is principally engaged in the cattle feeding and commodity business. Since 1972, Mr. Wilhelm has been a director of Colorado National Bank located in Denver, Colorado. Mr. Wilhelm is a member of the International Executive Service Corp., and was formerly the Director of the Colorado Cattlemen's Association. Mr. Wilhelm received a Bachelor of Arts in American History from Yale University in 1942.

     A. Alexander Arnold III (age 56) has served as a director of the Company since September 1992. For the past 25 years, Mr. Arnold has served as a Managing Director of Trainer, Wortham & Co., Inc., a New York City-based investment counselor firm, which Mr. Arnold co-founded. Mr. Arnold received a Bachelor of Arts degree from Rollins College in 1964 and a Masters of Business Administration from Boston University in 1966.

Board Recommendation

     The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                   LEVINE HUGHES & MITHUEN INC. AS INDEPENDENT
                          PUBLIC ACCOUNTANTS OF COMPANY

     The Board of Directors has selected Levine Hughes & Mithuen Inc. as independent public accountants of the Company for the fiscal year ending July 31, 2000, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders. Levine Hughes & Mithuen Inc. has acted for the Company as independent public accountants for a number of years.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Levine Hughes & Mithuen Inc. as independent public accountants of the Company for the fiscal year ending July 31, 2000.

                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

Shareholder Proposals

     If any shareholder of the Company intends to present a proposal for consideration at the 2001 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 303 East Seventeenth Avenue, Suite 108, Denver, Colorado 80203, Attention: Secretary, not later than August 20, 2000.



                                      By Order of the Board of Directors


                                      Thomas V. Geimer,
                                      Chairman of the Board

                                   Appendix A
                                   -----------


                         ACCELR8 TECHNOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER
                             -----------------------


Organization
------------

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Statement of Policy
-------------------

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Responsibilities
----------------

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to he utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

     Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

     Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     Review accounting and financial human resources and succession planning within the company.

     Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

     Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

                         ACCELR8 TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 31, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 29, 2000, and hereby appoints Harry J. Fleury and Thomas V. Geimer, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

1. Election of each of the following three (3) persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

     Thomas V. Geimer
     FOR  /___/                   AGAINST  /___/                  ABSTAIN  /___/

     David C. Wilhelm

     FOR  /___/                   AGAINST  /___/                  ABSTAIN  /___/

     A. Alexander Arnold

     FOR  /___/                   AGAINST  /___/                  ABSTAIN  /___/

2. Ratification of the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending July 31, 2000.

     FOR  /___/                   AGAINST  /___/                  ABSTAIN  /___/

3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors and FOR the proposal to ratify the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending July 31, 2000.

Dated:________________________, 2000

                                                --------------------------------

                                                --------------------------------



PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS NAME APPEARS ON THE LABEL ATTACHED TO THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS IT APPEARS HEREON. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER AND AFFIX CORPORATE SEAL. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.